UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 17, 2007

EQUITY ONE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271

(Commission File Number)	(IRS Employer Identification No.
1600 NE Miami Gardens Drive
North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (305) 947-1664
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operation and Financial Condition
Item 7.01 Regulation FD Disclosure
Equity One, Inc., a Maryland corporation (the “Company” or “Equity One”), is providing an updated valuation of its investment property, as well as corrections to valuations that it has previously disclosed. The valuations were prepared at the request of Gazit-Globe Ltd. (“Gazit”), a significant stockholder in the Company, for use by Gazit in its financial reporting under Israeli GAAP and its planned adoption of International Financial Reporting Standards (“IFRS”). IFRS permits fair value accounting for investment property and property held for sale. Investment property excludes assets classified as construction in progress and land held for development, which are recorded at historical cost under both U.S. Generally Accepted Accounting Principles and IFRS.
At the request and expense of Gazit, Equity One obtained an independent valuation of its investment property as of December 31, 2006 from Schonbraun McCann Group LLP (“SMG”). Based upon SMG’s valuation, the Company initially reported the value of its investment property as $2,784,072,000 in a press release on March 24, 2007. In fact, this value included both investment property and property held for sale. Excluding property held for sale, the fair value of Equity One’s investment property as of December 31, 2006 was $2,762,927,000.
Following an internal first quarter valuation review, Equity One reported in a press release on May 26, 2007 that the fair value of its investment property as of March 31, 2007 was $2,919,036,000. In fact, this valuation included both investment property and property held for sale. In addition, certain other adjustments to the valuation were made subsequent to reporting this value. Excluding property held for sale and incorporating these other adjustments, the fair value of Equity One’s investment property as of March 31, 2007 was $2,909,495,000.
The Company recently completed an internal second quarter valuation review and has determined that, as of June 30, 2007, the fair value of its investment property was $2,919,904,000 and the fair value of its property held for sale was $15,848,000.
The determination of these values required management and the independent appraisers to make significant estimates and assumptions, and the actual values achieved in the event of any property sales transactions may differ from the values incorporated into the fair value determinations shown above.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.
Date: August 17, 2007	By:	/s/ Gregory R. Andrews
Gregory R. Andrews
Executive Vice President and Chief Financial Officer

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